THE MATTERHORN GROWTH FUND, INC.
                          SUPPLEMENT TO THE PROSPECTUS
                             DATED NOVEMBER 1, 1997

                        SUPPLEMENT DATED MARCH 23, 1998

This supplement amends the section in the Prospectus entitled "PURCHASE OF SHARES - By Mail."

         "The minimum purchase for Education IRA Accounts is $500.00."